UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2007

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 924-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on February 7, 2007, Polycom, Inc., a Delaware corporation (the “Company”), Spyglass Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Offeror”) and SpectraLink Corporation, a Delaware corporation (“SpectraLink”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, the Offeror offered (the “Offer”) to purchase all outstanding shares of common stock of SpectraLink, par value $0.01 per share (the “Shares”), at a price of $11.75 per Share, net to the seller in cash, without interest, less any required withholding taxes, upon the terms and subject to the conditions set forth in the Tender Offer on Statement TO filed February 20, 2007, including an Offer to Purchase, dated February 20, 2007 (the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented, constitute the “Offer”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introduction above is incorporated herein by reference.

Completion of Tender Offer

Upon the expiration of the initial offering period of the Offer at 12:00 Midnight, New York City time, on Tuesday, March 20, 2007, the Offeror accepted for payment approximately 17,729,176 Shares (which included 442,746 Shares that were tendered pursuant to guaranteed delivery procedures), representing approximately 90.0% of the outstanding Shares.

The Offeror commenced a three (3) business day subsequent offering period for all remaining Shares at 12:01 a.m., New York City time, on Wednesday, March 21, 2007. The purpose of the subsequent offering period was to maintain at least 90% of the outstanding Shares and to give SpectraLink shareholders who did not tender in the initial offer period the opportunity to participate in the tender offer and receive the $11.75 per share offer price on an expedited basis.

Upon the expiration of the subsequent offering period of the Offer at 12:00 Midnight, New York City time, on Friday, March 23, 2007, the Offeror accepted for payment approximately 17,842,695 Shares (which includes 21,407 Shares that were tendered pursuant guaranteed delivery procedures during the subsequent offering period), representing approximately 90.6% of the outstanding Shares.

Consummation of Merger Transaction

On March 26, 2007, following the completion of the subsequent offering period of the Offer on March 23, 2007 and the Offeror’s acceptance for payment of approximately 90.6% of the outstanding Shares, pursuant to the terms of the Merger Agreement, the Offeror merged with and into SpectraLink, with SpectraLink continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

Based on the per Share consideration of $11.75 and the number of Shares validly tendered and accepted for payment at the end of the subsequent offering period, the value of the Shares purchased by the Offeror in connection with the Offer on March 26, 2007 was approximately $209,400,134.00. The funds used by the Offeror to purchase the Shares were from cash on hand.

In connection with the Merger, each outstanding Share not tendered in the Offer (other than Shares held by SpectraLink, the Company and the Offeror and Shares held by stockholders who properly perfect appraisal rights under Delaware law) was converted into the right to receive $11.75 net per share in cash, without interest.

Item 9.01	Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Statement Information.

The pro forma financial statement information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation dated February 7, 2007 (which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 8, 2007).

99.1	Press Release dated March 21, 2007 (which is incorporated herein by reference to Exhibit (a)(5)(iv) to the Company’s Schedule TO filed with the Commission on February 20, 2007, as amended)

99.2	Press Release dated March 26, 2007 (which is incorporated herein by reference to Exhibit (a)(5)(v) to the Company’s Schedule TO filed with the Commission on February 20, 2007, as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Michael R. Kourey
Michael R. Kourey Senior Vice President, Finance and Administration, and Chief Financial Officer

Date: March 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation dated February 7, 2007 (which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 8, 2007).

99.1	Press Release dated March 21, 2007 (which is incorporated herein by reference to Exhibit (a)(5)(iv) to the Company’s Schedule TO filed with the Commission on February 20, 2007, as amended)

99.2	Press Release dated March 26, 2007 (which is incorporated herein by reference to Exhibit (a)(5)(v) to the Company’s Schedule TO filed with the Commission on February 20, 2007, as amended)